UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2015

Toys “R” Us, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-11609	22-3260693
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Geoffrey Way, Wayne, New Jersey 07470

(Address of Principal Executive Offices, including Zip Code)

(973) 617-3500

(Registrant’s Telephone Number, including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 23, 2015, in connection with a presentation to be made at an investor conference, Toys “R” Us, Inc. (the “Company”) plans to disclose the following preliminary estimates for the Company and its wholly-owned subsidiary Toys “R” Us—Delaware, Inc. (“Toys-Delaware”) for the fourth quarter and full year fiscal 2014: (i) net sales (total revenues for Toys-Delaware), (ii) comparable store net sales, (iii) gross margin rate, and (iv) the Company’s adjusted EBITDA, among other items, as set forth on Exhibit 99.1 (which information is incorporated by reference in this Item 2.02).

Fiscal 2014 refers to February 2, 2014 to January 31, 2015 and fiscal 2013 refers to February 3, 2013 to February 1, 2014. Fourth quarter fiscal 2014 refers to November 2, 2014 to January 31, 2015 and the fourth quarter fiscal 2013 refers to November 3, 2013 to February 1, 2014. Refer to Exhibit 99.1 for the financial information described above and a reconciliation of certain Non-GAAP financial measures included in such financial information. The preliminary estimates for the fourth quarter and full year fiscal 2014 are derived from preliminary internal financial reports and are subject to revision based on the completion of year-end accounting and financial reporting processes. Accordingly, our actual results may differ from these estimates and such differences may be material.

The foregoing financial information, which has been furnished solely for this Item 2.02 and Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 7.01 REGULATION FD DISCLOSURE

Attached as Exhibit 99.1 is a presentation that the Company intends to use at an investor conference on February 25, 2015.

The foregoing information, which has been furnished solely for this Item 7.01 and Exhibit 99.1, shall not be deemed filed for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise incorporated by reference into any filing pursuant to the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

Exhibit No.	Exhibit Description
99.1	Presentation labeled: J.P. Morgan Global High Yield & Leveraged Finance Conference February 2015

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Toys “R” Us, Inc. (Registrant)

Date: February 23, 2015	By:	/s/ Michael J. Short
	Name:	Michael J. Short
	Title:	Executive Vice President - Chief Financial Officer

Exhibit Index

Exhibit No.	Description
99.1	J.P. Morgan Global High Yield & Leveraged Finance Conference February 2015

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